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[LOGO OF SANWA BANK APPEARS HERE]


                                                                   EXHIBIT 10.11

                                PROMISSORY NOTE
        Principal Plus Interest -- Equal Principal Installment Payments
                            Variable Interest Rate

August 22, 1994                                        Mountain View, California

FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to the order of SANWA BANK CALIFORNIA (the "Bank"), at its Mountain View Office or at such other place or to such other parties as the holder of this Note may from time to time designate in writing, the principal sum of Two Million Five Hundred Twenty Thousand & 00/100 Dollars ($2,520,000.00) with interest thereon as set forth below.

Interest shall accrue and principal and interest shall be payable as follows:

1. INTEREST RATE. Interest shall accrue on the outstanding principal balance under this Note at a variable rate equal to the Bank's "Reference Rate," as it may change from time to time, where the "Reference Rate" is defined as an index for a variable interest rate which is quoted, published or announced from time to time by the Bank as its reference rate (and as to which loans may be made by the Bank at, below or above such reference rate). Such interest rate shall be adjusted concurrently with any change in the Reference Rate. Interest shall be calculated on the basis of 360 days per year but charged on the actual number of days elapsed.

2. PAYMENT OF INTEREST. The Borrower hereby promises and agrees to pay interest monthly on the first day of each month, commencing on September 1, 1994. If interest is not paid as it becomes due, without waiving any Event of Default occasioned by such non-payment, the Bank may, at its option but without any obligation to do so, add such unpaid interest to principal and it shall thereafter become and be treated as part of the principal and shall thereafter bear like interest.

3. REPAYMENT OF PRINCIPAL. Unless sooner due in accordance with the terms of this Note, the Borrower hereby promises and agrees to pay principal in 119 monthly installments of $21,000.00 per installment, commencing on September 1, 1994 and continuing on the first day of each month thereafter.

On August 1, 2004 the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid principal balance then outstanding, together with all accrued and unpaid interest thereon.

The acceptance by the holder of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by the holder of the payment of a portion of any installment at any time that such installment is due and payable in its entirety shall neither cure nor excuse the default caused by failure to pay the whole of such installment and shall not constitute a waiver of the holder's rights to require full payment when due of all future or succeeding installments. At the Bank's option, any partial payments may first be applied to pay any late fees or other fees then due and unpaid, and then to accrued interest then due and unpaid and the remainder thereof (if any) shall be applied to reduce principal.

4. LATE FEE. If any payment of principal or interest, or any portion thereof, under this Note is not paid within ten (10) calendar days after it is due, a late payment charge equal to five percent (5%) of such past due payment may be assessed and shall be immediately payable.

5. PREPAYMENT. The Borrower shall be permitted to repay, without penalty or charge, all or any portion of the principal balance of this Note prior to the maturity date of this Note. Any prepayments shall first be applied to pay accrued interest and the remaining portion of such prepayments shall then be applied to reduce the outstanding principal balance.

6. TERMS AND CONDITIONS INCORPORATED BY REFERENCE. The Note shall be subject to all the terms and conditions set forth in the following described credit agreement between the Bank and the Borrower (the "Prior Agreement"): That certain Equipment Purchase Line of Credit Agreement dated August 22, 1994. The Borrower hereby re-confirms all representations and warranties and re-affirms all covenants and agreements set forth in the Prior Agreement as if such representations, warranties, covenants, and agreements were set forth in and made a part of this Note. To the extent the Borrower has granted the Bank a security interest in any collateral to secure the obligations under the Prior Agreement (whether such grant is contained in the Prior Agreement or in a separate document), the Borrower hereby grants to the Bank a security interest in such collateral to additionally secure all of the obligations of the Borrower to the Bank pursuant to this Note.

7. EVENTS OF DEFAULT. Any one or more of the following described events shall constitute an Event of Default under this Note:

     A. The Borrower shall fail to pay any amount under this Note when due.

     B. There shall occur a default under any other indebtedness owed by the Borrower (or any one or more of them) to the Bank or under any agreement securing, guarantying or relating to such other indebtedness or the indebtedness evidenced by this Note.

     C. Any representation or warranty made by the Borrower under or in connection with this Note or any financial statement given by the Borrower or any guarantor of this Note shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

     D. The Borrower or any guarantor of this Note shall; (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in bankrupt or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankruptcy; or (vi) apply for or consent to the appointment of, or consent that an order be made, appointing any receiver, custodian or trustee for itself or any of its properties, assets or businesses.

     E. Any guaranty of this Note shall be revoked or limited or its enforceability or validity shall be contested by any guarantor, by operation of law, legal proceeding or otherwise or any guarantor who is a natural person shall die.

     F. The Borrower shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any governmental body necessary to conduct the Borrower's business as now conducted, or any Borrower who is a natural person shall die.

Upon the occurrence of any Event of Default described above, the holder of this Note, at its election, may declare the entire balance of principal and interest thereon immediately due and payable, together with all costs of collection, including, but not limited to, reasonable attorneys' fees and all expenses incurred in connection with the protection of, or realization on, the security for this Note. Interest thereafter on the unpaid principal balance, accrued interest and costs incurred shall be payable at a rate which is 3% per annum in excess of the rate otherwise charged according to the terms of this Note.


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8.   ASSUMPTION. This Note is not assumable without the express prior written consent of the holder.

9. ATTORNEYS' FEES. In the event that an action is instituted to enforce or collect this Note, or any portion hereof, or attorneys are engaged in connection with the protection of or realization on any security for this Note, the Borrower promises to pay all costs in connection therewith, including but not limited to reasonable attorneys' fees, court costs and such other sums as the court, may establish.

10.  DISPUTE RESOLUTION.

     A. DISPUTES. It is understood and agreed that, upon the request of any party to this Note, any dispute, claim or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable, now existing or hereinafter arising between the parties in any way arising out of, pertaining to or in connection with: (i) this Note, or any related agreements, documents or instruments, (ii) all past and present loans, credits, accounts, deposit accounts (whether demand deposits or time deposits), safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind, (iii) any incidents, omissions, acts, practices, or occurrences causing injury to any party whereby another party or its agents, employees or representatives may be liable, in whole or in part, or
     (iv) any aspect of the past or present relationships of the parties, shall be resolved through a two-step dispute resolution process administered by the Judicial Arbitration & Mediation Services, Inc. ("JAMS") as follows:

     B. STEP I - MEDIATION. At the request of any party to the dispute, claim or controversy, the matter shall be referred to the nearest office of JAMS for mediation, which is an informal, non-binding conference or conferences between the parties in which a retired judge or justice from the JAMS panel will seek to guide the parties to a resolution of the case.

     C. STEP II - ARBITRATION (CONTRACTS NOT SECURED BY REAL PROPERTY). Should any dispute, claim or controversy remain unresolved at the conclusion of the Step I Mediation Phase, then (subject to the restriction at the end of this subparagraph) all such remaining matters shall be resolved by final and binding arbitration before a different judicial panelist, unless the parties shall agree to have the mediator panelist act as arbitrator. The hearing shall be conducted at a location determined by the arbitrator in Los Angeles, California (or such other city as may be agreed upon by the parties) and shall be administered by and in accordance with the then existing Rules of Practice and Procedure of JAMS and judgement upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorneys' fees and costs. This subparagraph shall apply only if, at the time of the submission of the matter to JAMS, the dispute or issues involved do not arise out of any transaction which is secured by real property collateral or, if so secured, all parties consent to such submission.

     As soon as practicable after selection of the arbitrator, the arbitrator, or the arbitrator's designated representative, shall determine a reasonable estimate of anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within 10 days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

     D. STEP II - TRIAL BY COURT REFERENCE (CONTRACTS SECURED BY REAL PROPERTY). If the dispute, claim or controversy is not one required or agreed to be submitted to arbitration, as provided in the above subparagraph, and has not been resolved by Step I mediation, then any remaining dispute, claim or controversy shall be submitted for determination by a trial on Order of Reference conducted by a retired judge or justice from the panel of JAMS appointed pursuant to the provisions of
     Section 638(1) of the California Code of Civil Procedure, or any amendment, addition or successor section thereto, to hear the case and report a statement of decision thereon. The parties intend this general reference agreement to be specifically enforceable in accordance with said section. If the parties are unable to agree upon a member of the JAMS panel to act as referee, then one shall be appointed by the Presiding Judge of the county wherein the hearing is to be held. The parties shall pay in advance, to the referee, the estimated reasonable fees and costs of the reference, as may be specified in advance by the referee. The parties shall initially share equally, by paying their proportionate amount of the estimated fees and costs of the reference. Failure of any party to make such a fee deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend any cause of action which is the subject of the reference, but shall not otherwise serve to abate, stay or suspend the reference proceeding.

     E. PROVISIONAL REMEDIES, SELF HELP AND FORECLOSURE. No provision of, or the exercise of any rights under any portion of this Dispute Resolution provision, shall limit the right of any party to exercise self help remedies such as set off, foreclosure against any real or personal property collateral, or the obtaining of provisional or ancillary remedies, such as injunctive relief or the appointment of a receiver, from any court having jurisdiction before, during or after the pendency of any arbitration. At the Bank's option, foreclosure under the a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for provisional remedies, pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party to submit the controversy or claim to arbitration.

11. WAIVER. The liability of the undersigned is joint and several. The makers, endorsers and/or guarantors hereof do hereby severally waive presentment, demand, protest and notice of protest, dishonor and non-payment. Such parties expressly consent to the extension of time for the performance of any obligation hereunder and the release of any party liable for the obligation. The release of any party liable hereon shall not operate to release any other party liable hereon.

12. SEVERABILITY. Every provision hereof is intended to be several. If any provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

13. JURISDICTION. This Note is made in the State of California, and it is mutually agreed that California law shall apply to the interpretation of the terms and conditions of this Note.

14. ENTIRE AGREEMENT. This Note and all documents, instruments and agreements mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties pertaining to the transactions contemplated hereunder not incorporated or referenced in this Note or in such documents, instruments and agreements are superseded hereby.

15. REAL PROPERTY SECURITY. This Note is secured by a certain deed of trust dated August 22, 1994, encumbering the real property described therein and located in Santa Clara County, State of California, (the "Deed of Trust"). In the event the Borrower, or any holder of title to or any interest in the real property encumbered by the Deed of Trust, sells, conveys, alienates, assigns, transfers or disposes of the real property, or any part thereof or any interest therein, or becomes divested of its title or any interest herein in any manner or way, or enters into a master lease covering all or any portion thereof or an undivided interest therein, whether voluntary, involuntary or otherwise, or enters into an agreement to do so, without the prior written consent of the holder of this Note, the holder may, at its election, declare this Note, irrespective of the maturity date specified herein or in any written agreement pertaining to this Note, immediately due and payable without notice. No waiver of this right shall be effective unless in writing. Consent by the holder of this Note to one such transaction shall not constitute or be deemed to be a waiver of the rights of the holder provided herein as to future or succeeding transactions.

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                                   BORROWER:

                                   ISE LABS, INC.

                                   By:  /s/ Saeed A malik
                                      ------------------------------------------
                                      Saeed A. Malik, President

                                   By:  /s/ Alex M. Barrios
                                      ------------------------------------------
                                      Alex M. Barrios, Vice President

                                   By:  /s/ Laurence F. Jorstad
                                      ------------------------------------------
                                      Laurence F. Jorstad, Vice President


                                   ADDRESS:

                                   2095 Ringwood Avenue
                                   San Jose, CA 95131

                                      (3)